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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 2, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


           DELAWARE                                             51-0317849
     --------------------                0-26224           --------------------
(State or other jurisdiction of        Commission            (I.R.S. Employer
incorporation or organization)         File Number        Identification Number)

               311 Enterprise Drive, Plainsboro, New Jersey 08536
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               (Address of Principal Executive Offices) (Zip Code)

                                 (609) 275-0500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

          On August 2, 2001 Integra  LifeSciences  Holdings Corporation (Nasdaq:
IART) (the "Company") reported its financial results for the second quarter of 2001 in a press release.

          A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)   None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated August 2, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTEGRA LIFESCIENCES
                                           HOLDINGS CORPORATION



                                           By:    /s/ JOHN B. HENNEMAN III
                                                  ------------------------------
                                           Name:    John B. Henneman III
                                           Title:   Senior Vice President,
                                                    Chief Administrative Officer
                                                    and Secretary

Date: August 2, 2001

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                                  EXHIBIT INDEX

EXHIBIT NO.   DOCUMENT DESCRIPTION
99.1          Press Release, dated August 2, 2001.